As filed with the U.S. Securities and Exchange Commission on 6/3/2019

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23219

USQ Core Real Estate Fund
(Exact name of registrant as specified in charter)

235 Whitehorse Lane, Suite 200
Kennett Square, PA 19348
(Address of principal executive offices) (Zip code)

Union Square Capital Partners, LLC
235 Whitehorse Lane, Suite 200
Kennett Square, PA 19348
(Name and address of agent for service)

(610) 925-3120
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2019

Item 1. Reports to Stockholders.

USQ Core Real Estate Fund

Annual Report
March 31, 2019

Must be preceded or accompanied by a prospectus.

The USQ Core Real Estate Fund is distributed by Quasar Distributors LLC.

*	Please see first page of the report for important information regarding future delivery of shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.usqfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Fund, calling 1-833-877-3863 to let the Fund know of your request.

USQ Core Real Estate Fund	TABLE OF CONTENTS

USQ Core Real Estate Fund	Letter to Shareholders

March 31, 2019 (Unaudited)

Dear Shareholder,

I am pleased to write this annual letter to you, reflecting upon USQ Core Real Estate Fund’s performance for the past year and where I believe we are relative to our goals for the Fund. In managing the Fund, Union Square Capital Partners seeks to provide shareholders with current income and capital appreciation with moderate volatility and low correlation to the broader markets. We believe the Fund delivered in each of these four ways during the fiscal year ended March 31, 2019, and has performed in line with our expectations.

Over the twelve months ended March 31, 2019, the Fund (USQIX) delivered a total return of 6.22% and paid distributions of 4.11% (approximately 1.00% quarterly). During the same period, broad-based equity markets delivered a strong 9.50% return (S&P 500), while fixed income returns were also impressive delivering a 4.48% return (BBgBarc US Agg. Bond).

Although the S&P 500 delivered a strong return for the period, it was not without volatility. The fourth quarter of 2018 proved to be very challenging as most major equity indexes lost more than 13%. While the majority of that gain was recovered during the first quarter of 2019, it served as a good reminder that equities can go down just as quickly as they can increase. There were a number of factors that led to the equity markets’ fourth quarter decline, but the fear of rising interest rates was certainly a top concern that was grabbing headlines for most of the reporting period. By the end of the first quarter of 2019, however, the most notable financial news was the change in direction of the Federal Reserve with regard to interest rates. The more dovish tone of Chairman Powell during the first quarter of 2019, along with the low consumer price index (CPI) and unimpressive wage growth numbers, compelled the markets to price in a rate cut by the end of the year.

The pace at which things change is nothing short of astonishing, and the reason we believe investors should be well diversified across public and private assets, especially in an environment such as this. During the reporting period, volatility (indicated by standard deviation) of the S&P 500 and BBgBarc US Agg. Bond were 18.76% and 3.38%, respectively, while the Fund’s standard deviation of 0.91% provided a relatively smoother ride for shareholders. In addition, the Fund’s correlation to the S&P and the BBgBarc US Agg. Bond was 0.28% and 0.03%, respectively, validating our goal that the Fund offer potential diversification benefits as a component of a shareholder’s broader portfolio.

On a positive note, the U.S economy remains strong. Economic indicators such as gross domestic product (GDP), job growth and access to capital remain supportive for commercial real estate. GDP came in well above consensus estimates for the first quarter of 2019, with the Bureau of Economic Analysis reporting 3.2% growth. The employment picture is also very strong, ending the reporting period at a 3.8% unemployment rate. As it relates to the four main property types within core commercial real estate, the industrial sector continues to lead the way posting strong income growth and appreciation. The multi-family property and office sectors continued to post solid returns, primarily driven from income. The retail sector continues to face headwinds, but we continue to believe top quality retail properties remain insulated from large declines.

The Fund’s private real estate allocation, which comprises approximately 95% of the Fund’s portfolio, is invested exclusively in private real estate funds found within the NCREIF Fund Index – Open-end Diversified Core Equity (the “NFI-ODCE”). As a result, the Fund’s portfolio is diversified across property types and major markets in the U.S., has an occupancy ratio of 93.6%, and a conservative leverage ratio of 22.7% (we do not incur leverage at the Fund level).

We feel confident in the underlying private real estate fund managers’ abilities to grow net operating income and believe the Fund is well positioned to generate income and solid total returns to shareholders.

I would like to personally thank you for your support of the Fund and look forward to our continued partnership.

Thomas Miller, CFA
Chief Investment Officer, Union Square Capital Partners

This letter represents the opinions of the Fund’s management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of results, or investment advice.

Annual Report | March 31, 2019	1

USQ Core Real Estate Fund	Letter to Shareholders

March 31, 2019 (Unaudited)

The performance quoted represents past performance. Past performance does not guarantee future results. The current performance may be lower or higher than the performance data quoted. Short term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely based on returns. The investment return and principal value of the Fund will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained by calling 1-833-877-3863.

Fund returns reflect actual fee waivers and reimbursement of expenses for the time periods represented. Had fees and expenses not been waived and reimbursed, returns would have been lower. See the prospectus for more information on current fees and expenses. All investing involves risk, including the possible loss of principal. Performance for periods less than one year is not annualized. Since Inception performance of the NFI-ODCE NR is as of 10/2/2017, due to quarterly calculation of the index. Class I gross expenses are 3.73% and net expenses are 0.96%. Class IS gross expenses are 3.98% and net expenses are 1.21%. Net fees are based on a contractual fee waiver and reimbursement agreement. The Adviser has contractually agreed through July 31, 2019, to waive its advisory fees and/or assume expenses otherwise payable by the Fund to the extent necessary to ensure that Total Annual Fund Operating Expenses for Class I and Class IS.

Annual Report | March 31, 2019	2

USQ Core Real Estate Fund	Letter to Shareholders

March 31, 2019 (Unaudited)

Fund holdings and sector and geographic allocations are as of 4/1/19 and are subject to change and are not recommendations to buy or sell securities. Diversification does not ensure profit or prevent losses. Sector and geographic percentages, as well as Portfolio Characteristics, are with respect to the portion of the Fund invested in private funds.

By investing in the Fund, a shareholder will not be deemed to be an investor in any underlying Fund and will not have the ability to exercise any rights attributable to an investor in any such Underlying Fund related to their investment. In addition, shareholders in the Fund understand that they shall not be entitled to rely upon any written or oral information from any Private Fund, Underlying Fund manager or their respective affiliates.

Definitions

Consumer price index is an index of the variation in prices paid by typical consumers for retail goods and other items.

Correlation is a statistic that measures the extent to which two asset classes (or securities) move in relation to each other. Two asset classes that have a high correlation move in the same direction as markets rise and fall. Two asset classes with negative or inverse correlation move in opposite directions as markets rise and fall. The closer the correlation statistic between two asset classes is to zero, the more independently the asset classes move with respect to each other.

Net Operating Income (NOI) Net operating income equals all revenue from the property minus all reasonably necessary operating expenses. NOI is a before-tax figure which excludes principal and interest payments on loans, capital expenditures, depreciation and amortization.

Standard deviation measures fluctuations in daily price changes. A lower number indicates smaller daily price changes.

Indexes

BBgBarc U.S. Agg Bond Index The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged market value-weighted index for U.S. dollar denominated investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year.

The MSCI U.S. REIT NR Index is a free float-adjusted market capitalization index that is comprised of equity REITs. With 152 constituents, it represents about 99% of the US REIT universe and securities are classified in the Equity REITs Industry (under the Real Estate sector) according to the Global Industry Classification Standard (GICS®). It however excludes Mortgage REIT and selected Specialized REITs.

NFI-ODCE The NCREIF Fund Index — Open-end Diversified Core Equity (NFI-ODCE) consists of private real estate equity funds that meet certain criteria with respect to such things as leverage (less than 40%), operations (at least 80% leased or available to be leased), sector and geographic diversification, and investment in core real estate (at least 80% in office, industrial, apartment and retail properties).

S&P 500 TR Index S&P 500 Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

One cannot invest directly in an index.

Annual Report | March 31, 2019	3

USQ Core Real Estate Fund	Letter to Shareholders

March 31, 2019 (Unaudited)

Risk Disclosures

Investing in the Fund’s shares involves substantial risks, including the risks set forth in the “Risk Factors” section of this prospectus, which include, but are not limited to the following:

●
Investing in real estate entails special risks, including (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. There are also special risks associated with particular real estate sectors, or real estate operations generally.

●	The Fund is not intended to be a complete investment program, but instead as a way to help investors diversify into real estate. Diversification does not ensure a profit or guarantee against a loss.

●
There currently is no secondary market for the Fund’s shares and the Adviser does not expect that a secondary market will develop. Limited liquidity is provided to shareholders only through the Fund’s quarterly Repurchase Offers for no less than 5% of the Fund’s shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly Repurchase Offer.

Annual Report | March 31, 2019	4

USQ Core Real Estate Fund	Schedule of Investments

March 31, 2019

Description	Shares	Fair Value
Real Estate Investments - 88.8% Private Equity Real Estate Funds - 88.8%* (1)
AEW Core Property Trust (U.S.), Inc.	1,168	$1,199,583
American Core Realty Fund, LP	9	1,192,597
ASB Allegiance Real Estate Fund, LP	833	1,231,049
Barings Core Property Fund, LP	9,198	1,220,027
Bentall Kennedy Daily Value Fund - Class F	13,345	147,040
BlackRock US Core Property Fund, LP (2)	—	1,214,412
CBRE US Core Partners, LP	2,644,560	3,775,182
Clarion Lion Properties Fund, LP	1,705	2,588,419
GWL US Property Fund, LP (3)	—	1,195,148
MEPT Edgemoor, LP	590	1,283,050
MetLife Core Property Fund, LP	830	1,175,937
PRISA, LP	2,123	3,564,018
RREEF America REIT II, Inc.	9,760	1,217,795
Smart Markets Fund, LP	2,314	3,602,475
U.S. Real Property Income Fund, LP (4)	—	1,252,480
UBS Trumbull Property Fund, LP	107	1,212,070
Total Real Estate Investments (Cost $25,521,524)		27,071,282

Short-Term Investments - 9.4%
Money Market Fund - 9.4% Invesco Government & Agency - Institutional Shares, 2.34% (5)	2,872,017	2,872,017
Total Short-Term Investments (Cost $2,872,017)

Total Investments - 98.2% (Cost $28,393,541)		$29,943,299
Other Assets Less Liabilities - 1.8%		557,134
Net Assets - 100.0%		$30,500,433

Percentages are stated as a percent of net assets.
LP - Limited Partnership
REIT - Real Estate Investment Trust
ETF - Exchange Traded Fund
(1)	Securities considered illiquid. As of March 31, 2019, the value of these investments was $27,071,282 or 88.8% of the Funds’ net assets.
(2)	Partnership is not designated in shares. The Fund owns approximately 0.05% at March 31, 2019.
(3)	Partnership is not designated in shares. The Fund owns approximately 0.12% at March 31, 2019.
(4)	Partnership is not designated in shares. The Fund owns approximately 0.08% at March 31, 2019.
(5)	Rate reflects seven-day effective yield on March 31, 2019.
*	Additional Information on Investments in Private Investment Funds:

See Notes to Financial Statements.

Annual Report | March 31, 2019	5

USQ Core Real Estate Fund	Schedule of Investments

March 31, 2019

* Additional  Information on Investments in Private Investment Funds:

Fair Value	Security	Redemption Frequency	Redemption Notice (Days)**		Commitments as of March 31, 2019
$1,199,583	AEW Core Property Trust (U.S.), Inc.	Quarterly	45		$150,000
1,192,597	American Core Realty Fund, LP	Quarterly	10		250,000
1,231,049	ASB Allegiance Real Estate Fund, LP	Quarterly	30		165,000
1,220,027	Barings Core Property Fund, LP	Quarterly	60		250,000
147,040	Bentall Kennedy Daily Value Fund - Class F	Daily	N/A	***	0
1,214,412	BlackRock US Core Property Fund, LP	Quarterly	60		0
3,775,182	CBRE US Core Partners, LP	Quarterly	60		150,000
2,588,419	Clarion Lion Properties Fund, LP	Quarterly	90		325,000
1,195,148	GWL US Property Fund, LP	Quarterly	90		275,000
1,283,050	MEPT Edgemoor, LP	Quarterly	45		0
1,175,937	MetLife Core Property Fund, LP	Quarterly	60		0
3,564,018	PRISA, LP	Quarterly	90		0
1,217,795	RREEF America REIT II, Inc.	Quarterly	45		0
3,602,475	Smart Markets Fund, LP	Quarterly	45		0
1,252,480	U.S Real Property Income Fund, LP	Quarterly	90		150,000
1,212,070	UBS Trumbull Property Fund, LP	Quarterly	60		175,000

**
Each of the following Private Investment Funds can suspend redemptions if its respective Board deems it in the best interest of its shareholders. None of  these Private Investment Funds currently have suspended redemptions.

***	Daily redemptions are accepted up to an aggregate 10% of the Net Asset Value during the quarter.

See Notes to Financial Statements.

Annual Report | March 31, 2019	6

USQ Core Real Estate Fund	Statement of Assets & Liabilities

March 31, 2019

Assets
Investments, at value ($28,393,541)	$29,943,299
Receivable from Adviser, net of waiver (Note 3)	15,242
Investments paid in advance	487,200
Dividends receivable	94,356
Receivable for Fund shares sold	81,303
Prepaid expenses	20,228
Interest receivable	3,940
Other assets	1,061
Total assets	30,646,629

Liabilities
Audit fees payable	33,008
Trustees' fees payable (Note 3)	20,531
Administration fees payable (Note 3)	29,739
Legal fees payable	29,683
Transfer agency fees payable (Note 3)	16,520
Reports to shareholders payable	7,661
Accrued expenses and other liabilities	9,054
Total liabilities	146,196
Net assets	$30,500,433

Net Assets Consist of
Paid-in capital	$28,790,052
Total distributable earnings	1,710,381
Net assets	$30,500,433

Class I
Net assets applicable to outstanding shares	$30,391,151
Total Distributable Earnings	1,184,765
Net asset value per share outstanding	$25.65

Class IS
Net assets applicable to outstanding shares	$109,282
Shares of beneficial interest outstanding (unlimited shares authorized, no par value)	4,259
Net asset value per share outstanding	$25.66

See Notes to Financial Statements.

Annual Report | March 31, 2019	7

USQ Core Real Estate Fund	Statement of Operations

March 31, 2019

Investment Income
Dividends	$850,620
Interest	25,634
Total investment income	876,254

Expenses
Management fees	181,531
Professional fees	213,605
Administrator fees	106,300
Trustees' fees	96,070
Compliance fees	78,000
Transfer agent fees	64,583
Registration fees	56,196
Insurance expense	16,440
Custodian fees and expenses	4,926
Reports to shareholders	2,488
Shareholder service fees - Class I	14
Other expenses	121
Total expenses	820,274
Less fees waived/expense reimbursement by Adviser (Note 3)	(582,873)
Net Fund Expenses	237,401
Net Investment Income	638,853

Realized and Unrealized Gain on Investments
Net realized gain on investments	83,394
Net change in unrealized appreciation of investments	1,030,052
Net Realized and Unrealized Gain on Investments	1,113,446
Increase in Net Assets Resulting from Operations	$1,752,299

See Notes to Financial Statements.

Annual Report | March 31, 2019	8

USQ Core Real Estate Fund	Statements of Changes in Net Assets

	Year Ended March 31, 2019	For the period from September 27, 2017(1) through March 31, 2018
Operations
Net investment income	$638,853	$72,102
Net realized gain on investments	83,394	76,159
Net change in unrealized appreciation on investments	1,030,052	519,706
Net increase in net assets resulting from operations	1,752,299	667,967
Distributions to Shareholders (2)
Distributable earnings
Class I	(476,938)	(588,350)
Class IS	(1,823)	(2,293)
From return of capital
Class I	(643,642)	—
Class IS	(2,459)	—
Net decrease in net assets from distributions	(1,124,862)	(590,643)
Capital Share Transactions
Class I
Proceeds from sales of shares	1,967,257	25,970,623
Distributions reinvested	1,115,801	587,355
Cost of shares redeemed	(51,936)	—
Net increase from capital shares transactions	3,031,122	26,557,978
Class IS
Proceeds from sales of shares	—	100,000
Distributions reinvested	4,279	2,293
Net increase from capital shares transactions	4,279	102,293
Net increase in net assets	3,662,838	26,737,595
Net Assets
Beginning of period	26,837,595	100,000
End of period	$30,500,433	$26,837,595 (3)

(1)	Commencement of Operations
(2)
For the year ended March 31, 2019, the requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders. From the period September 27, 2017 to March 31, 2018, distributions consisted of net investment income. (Note 2)

(3)
End of period net assets includes accumulated net investment loss of $(518,305) in 2018. The requirement to disclose the corresponding amount as of March 31, 2019 was eliminated. See Note 5 for tax basis of distributable earnings (loss). (Note 2)

See Notes to Financial Statements.

Annual Report | March 31, 2019	9

USQ Core Real Estate Fund	Statements of Changes in Net Assets

	Year Ended March 31, 2019	For the period from September 27, 2017(1) through March 31, 2018
Other Information
Beneficial Interest Transactions:
Class I
Beginning shares	1,066,091	4,000
Shares sold	76,976	1,038,600
Distributions reinvested	43,750	23,491
Shares redeemed	(2,052)	—
Net Increase in shares outstanding	118,674	1,062,091
Ending shares	1,184,765	1,066,091
Class IS
Beginning shares	4,092	—
Shares sold	—	4,000
Distributions reinvested	167	92
Net Increase in shares outstanding	167	4,092
Ending shares	4,259	4,092

(1)	Commencement of Operations

See Notes to Financial Statements.

Annual Report | March 31, 2019	10

USQ Core Real Estate Fund	Statement of Cash Flows

March 31, 2019

Cash Flow from Operating Activities:
Net increase in net assets resulting from operations	$1,752,299
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	(3,241,077)
Proceeds from sales	2,518,600
Net purchase of short term investments	(1,276,481)
Net realized gain on investments	(83,394)
Net change in unrealized appreciation on investments	(1,030,052)
Increase (Decrease) in assets:
Receivable from adviser	66,573
Investments paid in advance	(487,200)
Dividends receivable	(94,356)
Interest receivable	(2,033)
Prepaid expenses and other assets	11,710
Increase (Decrease) in liabilities:
Audit fees payable	(1,992)
Trustees' fees payable	(1,121)
Administration fees payable	14,460
Legal fees payable	14,780
Transfer agency fees payable	4,970
Reports to shareholders payable	(2,339)
Accrued expenses and other liabilities	7,417
Net cash used in operating activities	(1,829,236)

Cash Flows from Financing Activities:
Proceeds from shares sold, net of receivable	1,885,954
Payment on shares redeemed	(51,936)
Cash distributions paid	(4,782)
Net cash provided by financing activities	1,829,236

Net decrease in cash	—
Cash, beginning of year	$—
Cash, end of year	$—

Non-cash financing activities not included herein consist of reinvestment of distributions of:	$1,120,080

See Notes to Financial Statements.

Annual Report | March 31, 2019	11

USQ Core Real Estate Fund - Class I	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Year Ended March 31, 2019	For the period from September 27, 2017(1) through March 31, 2018
Net Asset Value, Beginning of Period	$25.08	$25.00

Income from Investment Operations
Net investment income(2)	0.60	0.07
Net realized and unrealized gain/(loss) on investments	1.00	0.58
Total income/(loss) from investment operations	1.60	0.65

Distributions to Shareholders
From net investment income	(0.44)	(0.57)
From return of capital	(0.59)	—
Total distributions	(1.03)	(0.57)
Increase/(Decrease) in Net Asset Value	0.57	0.08
Net Asset Value, End of Period	$25.65	$25.08

Total Return(3)(4)	6.47%	2.62	%(5)

Supplemental Data and Ratios
Net assets, end of period (000s)	$30,391	$26,735

Ratio of expenses to average net assets, before waiver(6)(7)	2.94%	3.62%
Ratio of expenses to average net assets, after waiver(6)(7)	0.85%	0.85%
Ratio of net investment income to average net assets, before waiver(6)(7)	0.25%	(2.22)%
Ratio of net investment income to average net assets, after waiver(6)(7)	2.34%	0.55%

Portfolio turnover rate	10%	24	%(5)

(1)	Commencement of Operations.
(2)	Calculated using the average shares method.
(3)
Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not waived/reimbursed a portion of Fund expenses, total returns would have been lower.

(4)
Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(5)	Not annualized.
(6)	All income and expenses are annualized for periods less than one full year.
(7)	Ratios do not include expenses of underlying investment companies in which the Fund invests.

See Notes to Financial Statements.

Annual Report | March 31, 2019	12

USQ Core Real Estate Fund - Class IS	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Year Ended March 31, 2019	For the period from September 27, 2017(1) through March 31, 2018
Net Asset Value, Beginning of Period	$25.08	$25.00

Income from Investment Operations
Net investment income(2)	0.60	0.07
Net realized and unrealized gain/(loss) on investments	1.01	0.58
Total income/(loss) from investment operations	1.61	0.65

Distributions to Shareholders
From net investment income	(0.44)	(0.57)
From return of capital	(0.59)	—
Total distributions	(1.03)	(0.57)
Increase/(Decrease) in Net Asset Value	0.58	0.08
Net Asset Value, End of Period	$25.66	$25.08

Total Return(3)(4)	6.51%	2.62	%(5)

Supplemental Data and Ratios
Net assets, end of period (000s)	$109	$103

Ratio of expenses to average net assets, before waiver(6)(7)	2.94%	3.62%
Ratio of expenses to average net assets, after waiver(6)(7)	0.85%	0.85%
Ratio of net investment income to average net assets, before waiver(6)(7)	0.25%	(2.22)%
Ratio of net investment income to average net assets, after waiver(6)(7)	2.34%	0.55%

Portfolio turnover rate	10%	24	%(5)

(1)	Commencement of Operations.
(2)	Calculated using the average shares method.
(3)
Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not waived/reimbursed a portion of Fund expenses, total returns would have been lower.

(4)
Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(5)	Not annualized.
(6)	All income and expenses are annualized for periods less than one full year.
(7)	Ratios do not include expenses of underlying investment companies in which the Fund invests.

See Notes to Financial Statements.

Annual Report | March 31, 2019	13

USQ Core Real Estate Fund	Notes to Financial Statements

March 31, 2019

1. ORGANIZATION

The USQ Core Real Estate Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management company. The Fund engages in a continuous offering of shares and operates as an interval fund that offers quarterly repurchases of shares at net asset value (“NAV”). The Fund’s investment adviser is Union Square Capital Partners, LLC (the “Adviser”). The investment objective of the Fund is to generate a return comprised of both current income and capital appreciation with moderate volatility and low correlation to the broader markets.

The Fund is organized as a statutory trust under the laws of the State of Delaware. The Fund commenced operations on September 27, 2017.

The Fund currently offers Class I and Class IS shares. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees and shareholder servicing expenses) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946, Financial Services - Investment Companies.

Valuation of Private Investment Funds
The private institutional real estate investment funds in which the Fund invests (“Private Investment Funds”) are not publicly traded. The Private Investment Funds measure their investment assets at fair value and report a NAV per share on a calendar quarter basis. In accordance with Accounting Standards Codification (“ASC”) 820, the Fund applies the practical expedient to value its investments in Private Investment Funds at their respective NAVs at each quarter- as this method more accurately estimates the actual value of each Private Investment Fund at quarter-end. Previously, the Fund estimated the fair value of each Private Investment Fund in accordance with the Fund’s fair valuation procedures. For non-calendar quarter-end days, the Adviser may consider certain information provided by a Private Investment Fund’s investment manager to determine the estimated value of the Fund’s holdings in such Private Investment Funds. The valuation provided by the investment manager as of a specific date may vary from the actual sale price that may be obtained if such investment were sold to a third party. To determine the estimated value of the Fund’s investment in Private Investment Funds, the Adviser considers, among other things, information provided by the Private Investment Funds, including quarterly unaudited financial statements.

Valuation of Public Investment Funds
Readily marketable portfolio securities listed on the New York Stock Exchange (“NYSE”) are valued at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Adviser shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on The NASDAQ Stock Market (“NASDAQ”) are valued at the NASDAQ official closing price.

Annual Report | March 31, 2019	14

USQ Core Real Estate Fund	Notes to Financial Statements

March 31, 2019

Fair Value Measurements
In applying the valuation procedures described in this Valuation Policy, the Adviser maximizes the use of “observable” versus “unobservable” inputs in markets which are active or markets where there has not been a significant decrease in the volume and frequency of transactions, as stressed by ASC Topic 820. Observable inputs are defined as inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are defined as inputs that reflect the Adviser’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. To clarify observable versus unobservable inputs and increase consistency and comparability in Fair Value measurements, ASC Topic 820 establishes a Fair Value hierarchy (the “Fair Value Hierarchy”) that prioritizes valuation inputs into three levels, which is utilized by the Adviser. The Fair Value Hierarchy is described below in further detail.

Level 1 - Level 1 inputs (“Level 1 Inputs”) are quoted prices (unadjusted) in active markets for identical assets or liabilities that the Adviser has the ability to access at the valuation date. As defined in ASC Topic 820, an active market (“Active Market”) for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis. The portfolio has investments in actively traded securities and therefore are valued through the use of Level 1 Inputs in accordance with the Fair Value Hierarchy. In accordance with ASC Topic 820, when applicable Level 1 Inputs are available for a particular security, the Fair Value of the security is equal to the quoted price multiplied by the quantity held. Adjustments are not applied to the quoted price due to the size of a position relative to trading volume (i.e., blockage).

Level 2 - Level 2 inputs (“Level 2 Inputs”) are inputs other than quoted prices included within Level 1 Inputs that are observable for the asset or liability, either directly or indirectly. Level 2 Inputs can include: quoted prices for identical or similar assets or liabilities in markets that are not active; inputs other than quoted prices that are observable for the asset or liability (i.e., interest rates, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.); and observable market-based inputs.

Level 3 - Level 3 inputs (“Level 3 Inputs”) are unobservable inputs for the asset or liability. Unobservable inputs are used in the absence of observable inputs. Level 3 Inputs reflect the Adviser’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. A Level 3 input includes investments in private equity real estate funds where the Adviser estimates the value of the private equity real estate fund utilizing the most recent published NAVs provided by the underlying private real estate funds, adjusted for unobserved inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels that follow.

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Private Equity Real Estate Funds(a)	$—	$—	$—	$27,071,282
Short-Term Investments	2,872,017	—	—	2,872,017
Total	$2,872,017	$—	$—	$29,943,299

(a)
In accordance with ASC 820-10, certain investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Annual Report | March 31, 2019	15

USQ Core Real Estate Fund	Notes to Financial Statements

March 31, 2019

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Investments in Securities	Balance as of April 1, 2019	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3(a)	Balance as of March 31, 2019
Real Estate Investments
Private Equity Real
Estate Funds	$23,031,182	$(15,708)	$917,001	$3,255,565	$(116,758)	$—	$27,071,282	$—
Total	$23,031,182	$(15,708)	$917,001	$3,255,565	$(116,758)	$—	$27,071,282	$—

(a) Transfers out of level 3 are due to valuing securities using the NAV per share practical expedient rather than fair valuing.

It is the Fund’s policy to record transfers between all Levels as of the end of the reporting period.

Third-Party Pricing Agents
The Adviser may contract with independent, third-party pricing agents to provide primary and secondary valuation coverage. Generally, there will be only one primary pricing agent identified for each type of security within the Fund’s portfolio.

Use of Independent Brokers to Value Securities
If a security price cannot be obtained from an independent, third-party pricing agent, the Adviser shall seek to obtain a bid price from at least one independent broker. The Adviser shall report to the Board on any use of an independent broker to value securities.

Fair Value Pricing Procedures
Securities for which market prices are not “readily available,” or which cannot be valued using the methodologies described in these procedures, will be valued in accordance with the Adviser’s Valuation Policy as approved by the Board. Notwithstanding the foregoing, a security shall not be required to be fair valued in accordance with the Adviser’s Valuation Policy if the aggregate impact to the Fund’s NAV would be less than $0.01 if all securities that would otherwise be required to be fair valued were assumed to be worthless in a hypothetical worst-case scenario. In such cases, the most recent available market value for such security may be used.

Use of Estimates
The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingencies at the date of the financial statements. The Fund believes that these estimates utilized in preparing the financial statements are reasonable and prudent; however, actual results could differ from these estimates.

Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and comply with the provisions available to certain investment companies as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Annual Report | March 31, 2019	16

USQ Core Real Estate Fund	Notes to Financial Statements

March 31, 2019

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax provisions to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the tax year ended September 30, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses in the Statement of Operations. The Fund files U.S. federal, state and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Investment Transactions
Investment security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Exchange-Traded Funds (“ETFs”)
The Fund may invest in ETFs, which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of the Fund investing in an ETF will indirectly bear those costs. The Fund will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

Distributions to Shareholders
Distributions from investment income are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Investment Income
Interest income is accrued and recorded on a daily basis including amortization of premiums, accretion of discounts and income earned from money market funds. Dividend income is recorded on the ex-dividend date, except that certain dividends from private investments are recorded as soon as the information is available to the Fund. Distributions received from the Fund’s investments in private investments generally are comprised of ordinary income and return of capital. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the distribution income received. Such estimates are based on historical information available from each private investment and other industry sources. These estimates may subsequently be revised based on information received from the private investments after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund. The Fund estimates the allocation of investment income and return of capital for the distributions received from private investments within the Statement of Operations. For the year ended March 31, 2019, the Fund has estimated approximately 100% of the distributions from private investments to be ordinary income. The Fund records the character of distributions received during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on the information received from the private investments after their tax reporting periods conclude. Capital gain distributions received are recorded as capital gains as soon as information is available to the Fund.

Annual Report | March 31, 2019	17

USQ Core Real Estate Fund	Notes to Financial Statements

March 31, 2019

Industry Concentration
If a Fund has significant investments in the securities of issuers within a particular industry, any development affecting that industry will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that industry. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. Occasionally, market conditions, regulatory changes or other developments may negatively impact this industry, and therefore and value of the Fund’s portfolio will be adversely affected. As of March 31, 2019, the Fund had 88.8% of the value of its net assets invested within the real estate industry.

Liquidity Risk
Liquidity risk exists when particular investments are difficult to sell. The Fund may not be able to sell these investments at the best prices or at the value the Fund places on them. In such a market, the value of such investments and the Fund’s share price may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for high yield securities in particular may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Recent Accounting Pronouncements
In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

The Portfolio has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X that simplifies the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These Regulation S-X amendments are reflected in the Portfolio’s financial statements for the year ended March 31, 2019.

3. ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS AND OTHER FEES

The Adviser serves as the investment adviser to the Fund. Under the terms of the Investment Advisory Agreement (the “Agreement”), the Adviser, subject to the supervision of the Board of Trustees (the “Board”), provides or arranges to be provided to the Fund such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objectives and policies. As compensation for its management services, the Fund agrees to pay to the Adviser a monthly fee in dollars at the annual rate of 0.65% (as a percentage of daily net assets) on assets up to $500 million, 0.50% on assets of $500 million and more but less than $1 billion, 0.40% on assets of $1 billion and more but less than $5 billion, and 0.30% on assets of $5 billion and more, payable at the end of each calendar month. During the year ended March 31, 2019, the Fund accrued $181,531 in advisory fees.

The Fund’s Board of Trustees approved the Agreement at its September 18, 2017 meeting. See the effect of expenses on Statement of Operations.

Annual Report | March 31, 2019	18

USQ Core Real Estate Fund	Notes to Financial Statements

March 31, 2019

The Adviser has contractually agreed to waive its fees and/or pay Fund expenses so that the total annual operating expenses of the Fund for Class I and Class IS shares (excluding taxes, interest, trading costs, acquired fund fees and expenses, distribution fees, and shareholder servicing expenses), as a percentage of average daily net assets, do not exceed 0.85%. The Expense Limitation Agreement may not be terminated prior to July 31, 2019 unless the Board of Trustees consents to an earlier termination or revision. Thereafter, the expense limitation agreement for the Fund will be reviewed each year, at which time the continuation of the expense limitation agreement will be discussed by the Adviser and the Fund’s Board of Trustees. Under the Expense Limitation Agreement, the Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation.

Fees and reimbursed Fund expenses, including prior year expenses, are subject to potential recoupment by year of expiration. The Adviser’s waived fees and reimbursed expenses that are subject to potential recoupment are as follows:

Fiscal Period Incurred	Amount Waived	Amount Recouped(a)	Amount Subject to Potential Recoupment	Expiration Date
March 31, 2018	$363,727	$—	$363,727	March 31, 2021
March 31, 2019	582,873	—	582,873	March 31, 2022
Total	$946,600	$—	$946,600

(a) Amount recouped was in compliance with the Expense Limitation Agreement, and did not cause the total Fund’s expense ratio to exceed 0.85%.

One Trustee and certain Officers of the Fund are also Officers of the Adviser. Trustees and officers, other than the Chief Compliance Officer, affiliated with the Adviser are not compensated by the Fund for their services. Effective January 1, 2019, each Trustee who is not an affiliated person of the Adviser receives from the Fund an annual retainer of $30,000, paid quarterly; a fee of $2,500 for attendance at each in-person meeting of the Board; and a fee of $500 for attendance at each telephonic regular meeting of the Board. Prior to January 1, 2019, Trustees recieved from the Fund an annual retainer of $20,000, paid quarterly; a fee of $2,000 for attendance at each in-person meeting of the Board; and a fee of $500 for attendance at each telephonic regular meeting of the Board.

The Adviser also provides a Chief Compliance Officer to the Fund. For these services, the Fund pays the Adviser fees of $6,500 payable monthly. See the effect of expenses on Statement of Operations.

Quasar Distributors LLC, an affiliate of U.S. Bank National Association, serves as the Fund’s distributor. The Fund has adopted a plan of distribution under Rule 12b-1 of the 1940 Act applicable to Class IS shares. Under the plan, 12b-1 distribution fees at an annual rate of 0.25% of average daily net assets of Class IS shares are paid to the distributor or others for distribution services. The Fund has also adopted a shareholder servicing plan applicable to Class I and Class IS shares. Under the plan, shareholder servicing fees at an annual rate up to a maximum of 0.10% and 0.25% of average daily net assets of Class I and Class IS shares are paid for shareholder services, respectively. For the year ended March 31, 2019, the Fund had not incurred any 12b-1 fees and incurred Class I $14 shareholder servicing fees.

The custodian to the Fund is U.S. Bank National Association. The administrator and transfer agent to the Fund is U.S. Bancorp Fund Services, LLC, an affiliate of U.S. Bank National Association. See the effect of expenses on Statements of Operations.

Annual Report | March 31, 2019	19

USQ Core Real Estate Fund	Notes to Financial Statements

March 31, 2019

4. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended March 31, 2019 amounted to $3,241,078 and $2,518,600, respectively.

5. TAX BASIS INFORMATION

The amount and character of income and capital gain distribution to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences, if any, may result in reclassifications to total distributable earnings and additional paid-in capital.

The following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character.

Paid-in Capital	Total Distributable Earnings
$(1,005,384)	$1,005,384

As of September 30, 2018, the Fund deferred, on a tax basis, late-year net investment losses of $56,409.

As of September 30, 2018, the Fund’s most recent tax year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments

Cost of investments for tax purposes	$28,044,068
Gross tax unrealized appreciation	$1,917,411
Gross tax unrealized depreciation	—
Net tax unrealized appreciation (depreciation)	$1,917,411
Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Total distributable earnings	$—
Other accumulated gain (loss)	$(57,503)
Total accumulated gain (loss)	$1,859,908

Difference between book and tax basis net unrealized appreciation relates to outstanding partnership basis adjustments.

During the tax years ended September 30, 2018 and September 30, 2017, the tax character of distributions paid by the Fund was as follows:

	Tax Year Ended September 30, 2018	Tax Year Ended September 30, 2017
Ordinary income	$101,208	$—
Long-term capital gain	36,792	—
Return of capital	1,005,384	—
	$1,143,384	$—

Annual Report | March 31, 2019	20

USQ Core Real Estate Fund	Notes to Financial Statements

March 31, 2019

6. REPURCHASE OFFERS

The Fund operates as an interval fund pursuant to Rule 23c-2 under the 1940 Act and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at NAV, of no less than 5% and no more than 25% of the Fund’s shares outstanding on the Repurchase Request Deadline (as defined below). There is no guarantee that shareholders will be able to sell all of the shares they desire to sell in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase at least 5% of such shareholder’s shares in each quarterly repurchase. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchases. Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”).

During the year ended March 31, 2019, the Fund completed four repurchase offers. In this offer, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The result of the repurchase offers are as follows:

Commencement Date	March 29, 2018	June 29, 2018	September 28, 2018	January 2, 2019
Repurchase Request Deadline	May 4, 2018	August 3, 2018	November 2, 2018	February 1, 2019
Repurchase Pricing Date	May 4, 2018	August 3, 2018	November 2, 2018	February 1, 2019
Amount Repurchased	$50,834	$—	$—	$—
Shares Repurchased	2,009.262	—	—	—

7. UNFUNDED COMMITMENTS

As of March 31, 2019, the Fund had unfunded capital commitments, net of investments paid in advance, for the Private Equity Real Estate Funds below:

Unfunded Commitments as of March 31, 2019
AEW Core Property Trust (U.S.), Inc.	$150,000
American Core Realty Fund, LP	250,000
Barings Core Property Fund, LP	250,000
CBRE US Core Partners, LP	102,800
Clarion Lion Properties Fund, LP	325,000
U.S Real Property Income Fund, LP	150,000
UBS Trumbull Property Fund, LP	175,000

8. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

The Fund completed a quarterly repurchase offer on May 3, 2019, which resulted in 2 of Fund shares being repurchased for $51.56.

Management has determined that there were no other subsequent events to report through the issuance of these financial statements.

Annual Report | March 31, 2019	21

USQ Core Real Estate Fund	Report of Independent Registered Public Accounting Firm

March 31, 2019

To the Shareholders and Board of Trustees of
USQ Core Real Estate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of USQ Core Real Estate Fund (the “Fund”) as of March 31, 2019, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations and cash flows for the year then ended, and the changes in its net assets and the financial highlights for the each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian and underlying funds or by other appropriate auditing procedures where replies from underlying funds were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2017.

COHEN & COMPANY, LTD.
Cleveland, Ohio
May 30, 2019

Annual Report | March 31, 2019	22

USQ Core Real Estate Fund	Additional Information

March 31, 2019 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30 is available to shareholders without charge by visiting the Securities and Exchange Commission’s (“SEC”) web site at www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete listing of portfolio holdings for the Fund with the SEC as of first and third quarters of each fiscal year on Form N-Q. The filings are available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Annual Report | March 31, 2019	23

USQ Core Real Estate Fund	Trustees & Officers

March 31, 2019 (Unaudited)

Management of the Fund

Board of Trustees
The management and affairs of the Fund are supervised by the Board. The Board consists of four individuals, three of whom are not “interested persons” of the Fund, as that term is defined in the 1940 Act (the “Independent Trustees”). The Board establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund. The current Trustees and officers of the Fund and their years of birth are listed below with their addresses, present positions with the Fund, term of office with the Fund and length of time served, principal occupations over at least the last five years and other directorships/trusteeships held.

Name, Year of Birth and Address	Position with the Fund	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship/ Trusteeship Positions held by Trustee During the Past 5 Years
Independent Trustees
Gregory Fairchild (1963) 235 Whitehorse Lane Suite 200 Kennett Square, PA 19348	Trustee	Indefinite; Since 2017	Dr. Fairchild is Associate Professor at the University of Virginia, Darden GSBA.	1	None
Azish Filabi (1978) 235 Whitehorse Lane Suite 200 Kennett Square, PA 19348	Trustee	Indefinite; Since 2017	Ms. Filabi is Executive Director of Ethical Systems at New York University Stern School of Business. From September 2007 to August 2016, Ms. Filabi was Assistant Vice President of the Federal Reserve Bank of New York.	1	None
Havilah Mann (1975) 235 Whitehorse Lane Suite 200 Kennett Square, PA 19348	Trustee	Indefinite; Since 2017	Ms. Mann is Fractional Chief Financial Officer and Business Development Advisor of HSM Resources (accounting infrastructure and internal control consulting services).	1	None
Interested Trustee
S. Timothy Grugeon*, ** (1950) 235 Whitehorse Lane Suite 200 Kennett Square, PA 19348	Trustee, President and Chief Executive Officer	Indefinite; Since 2016	Mr. Grugeon is Chief Executive Officer of the Adviser since inception. From May 2007 to December 2015, Mr. Grugeon was Chief Operating Officer of Nationwide Investment Management Group.	1	None

Annual Report | March 31, 2019	24

USQ Core Real Estate Fund	Trustees & Officers

March 31, 2019 (Unaudited)

Name, Year of Birth and Address	Position with the Fund	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years
G. Keith Downing** (1972) 235 Whitehorse Lane Suite 200 Kennett Square, PA 19348	Chief Operating Officer and Treasurer	Indefinite; Since 2017	Mr. Downing is Chief Operating Officer of the Adviser since its inception. From August 2011 to December 2016, Mr. Downing was Director of Fund Administration of Nationwide Investment Management Group.
Thomas E. Miller, CFA** (1983) 235 Whitehorse Lane Suite 200 Kennett Square, PA 19348	Vice President and Chief Investment Officer	Indefinite; Since 2017
Mr. Miller is Chief Investment Officer of the Adviser since inception. From April 2016 to April 2017, Mr. Miller was Associate Vice President, Head of Manager Strategies of Nationwide Investment Management Group. From February 2013 to April 2016, Mr. Miller was Associate Vice President, Product Management and Research of Nationwide Investment Management Group. From October 2012 to February 2013, Mr. Miller was Product Manager, Total Return Fixed Income at Delaware Investments. From October 2008 to October 2012, Mr. Miller was Consultant, Product Management and Research at Nationwide Investment Management Group.

Mary K. Ziegler** (1972) 235 Whitehorse Lane Suite 200 Kennett Square, PA 19348	Chief Compliance Officer and AML Compliance Officer	Indefinite; Since 2018	Ms. Ziegler is Chief Legal and Compliance Officer of the Adviser since February 2018. From June 2012 to February 2018, Ms. Ziegler was Chief Compliance Officer of TFS Capital LLC (investment adviser).

*	S. Timothy Grugeon is a Trustee who is an “interested person” of the Fund as defined in the 1940 Act because he is an officer of the Adviser.
**	Each Officer of the Fund serves at the pleasure of the Board.

Annual Report | March 31, 2019	25

USQ Core Real Estate Fund	Privacy Policy

March 31, 2019 (Unaudited)

As the investment adviser for USQ Core Real Estate Fund (the “Fund”), Union Square Capital Partners, LLC (the “Adviser”) invests the assets of the Fund and manages their day-to-day business. We appreciate your business and the trust you have placed in us. Our privacy philosophy reflects the value of your trust. We are committed to protecting the personal data we obtain about you. On behalf of the Fund and the Adviser (collectively, “USQ”), we make the following assurance of your privacy.

Not Using Your Personal Data for our Financial Gain
USQ has never sold shareholder information to any other party, nor have we disclosed such data to any other organization, except as permitted by law. We have no plans to do so in the future. We will notify you prior to making any change in this policy.

How We Do Use Your Personal and Financial Data
We use your information primarily to complete your investment transactions. We may also use it to communicate with you about other financial products that we offer.

The Information We Collect About You
You typically provide personal information when you complete a USQ account application or when you request a transaction that involves USQ, either directly or through a brokerage firm. This information may include your:

●	Name, address and phone numbers
●	Social security or taxpayer identification number
●	Birth date and beneficiary information (for IRA applications)
●	Basic trust document information (for trusts only)
●	Account balance
●	Investment activity

How We Protect Your Personal Information
As emphasized above, we do not sell information about current or former shareholders or their accounts to third parties. We occasionally share such information to the extent permitted by law to complete transactions at your request, or to make you aware of related financial products that we offer. Here are the details:

●
To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals, or groups that are not affiliated with USQ. For example, if you ask to transfer assets from another financial institution to USQ, we will need to provide certain information about you to that company to complete the transaction.

●
In certain instances, we may contract with non-affiliated companies to perform services for us, such as processing orders for share purchases and repurchases and distribution of shareholder letters. Where necessary, we will disclose information about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities (in the case of shareholder letters, only your name and address) and only for that purpose. We require these third parties to treat your private information with the same high degree of confidentiality that we do.

●
Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example, to protect your account from fraud).

How We Safeguard Your Personal Information
We restrict access to your information to those USQ representatives who need to know the information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to protect your personal information.

Annual Report | March 31, 2019	26

USQ Core Real Estate Fund	Privacy Policy

 March 31, 2019 (Unaudited)

Purchasing Shares of the Fund through Brokerage Firms
USQ shareholders may purchase their shares through brokerage firms. Please contact those firms for their own policies with respect to privacy issues.

What You Can Do
For your protection, we recommend that you do not provide your account information, user name, or password to anyone except a USQ representative as appropriate for a transaction or to set up an account. If you become aware of any suspicious activity relating to your account, please contact us immediately.

We’ll Keep You Informed
If we change our privacy policy with regard to disclosing your confidential information, we are required by law to notify you and provide you with a revised notice. You can access our privacy policy from our website.

Annual Report | March 31, 2019	27

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Investment Adviser
Union Square Capital Partners, LLC
235 Whitehorse Lane, Suite 200
Kennett Square, PA 19348

Distributor
Quasar Distributors LLC
615 E. Michigan Street
Milwaukee, WI 53202

Legal Counsel
Stradley Ronon Stevens & Young, LLP
1250 Connecticut Avenue, NW, Suite 500
Washington, D.C. 20036

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

USQ Core Real Estate Fund 235 Whitehorse Lane Suite 200 Kennett Square, PA 19348 www.usqfunds.com 833.USQ.Fund

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Havilah Mann is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2019	FYE 3/31/2018
Audit Fees	$28,000	$28,500
Audit-Related Fees	-	-
Tax Fees	$5,000	$5,000
All Other Fees	-	-

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2019	FYE 3/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	n/a

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2019	FYE 3/31/2018
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act.  The independent members of the committee are as follows: Gregory Fairchild, Azish Filabi and Havilah Mann.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING

Policy
Adviser accepts responsibility for voting proxies for portfolio securities held within Client accounts, unless otherwise required by law, regulation or contract. If the Adviser decides to accept proxy voting responsibility, it will establish written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about Adviser’s proxy policies and practices. The Adviser may utilize the services of a third-party voting agent.

Background & Description
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The purpose of these proxy voting policies and procedures are to set forth the principles, guidelines and procedures by which an adviser may vote the securities owned by its clients for which Adviser exercises voting authority and discretion (the “Proxies”). These policies and procedures have been designed to ensure that Proxies are voted in the best interests of clients in accordance with fiduciary duties and Rule 206(4)-6 under the Advisers Act. Investment Advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an Adviser addresses material conflicts that may arise between an Adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the Adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the Adviser's proxy voting activities when the Adviser does have proxy voting authority. Responsibility for voting the Proxies is generally established by advisory agreements or comparable documents with clients, and proxy voting guidelines are tailored to reflect these specific contractual obligations. In addition, proxy guidelines reflect the fiduciary standards and responsibilities for accounts subject to the Employment Retirement Income Security Act of 1974, as amended (“ERISA”) set out idol Bulletin 94-2. These policies and procedures apply to any Client that has contractually delegated authority and discretion for proxy voting to the Adviser. These proxy voting policies and procedures are available to all Clients upon request, subject to the provision that these policies and procedures are subject to change at any time without notice.

Responsibility
The Investment Committee is responsible for ensuring that the appropriate written documentation and disclosures are in place representing that the Adviser votes proxies. The Investment Committee will be responsible for the implementation and monitoring of Adviser’s Proxy Voting Policies and Procedures, including associated practices, disclosures and recordkeeping, as well as oversight of a third-party voting agent, if applicable. The Investment Committee may delegate responsibility for the performance of these activities but oversight and ultimate responsibility remain with the Investment Committee.

Procedures
Adviser has adopted various procedures to implement the firm’s Proxy Voting policy and reviews to monitor and ensure that the firm’s policy is observed, implemented properly and amended or updated, as appropriate. The procedures are as follows:

PROXY VOTING GUIDELINES
The guiding principle by which Adviser votes on all matters submitted to security holders is the maximization of the ultimate economic value of our Clients’ holdings. Adviser does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, the guiding principle set forth above. It is our policy to avoid situations where there is any conflict of interest or perceived conflict of interest affecting our voting decisions. Any conflicts of interest, regardless of whether actual or perceived, will be addressed in accordance with these policies and procedures

It is the general policy of Adviser to vote on all matters presented to security holders in any Proxy, and these policies and procedures have been designed with that in mind. However, Adviser reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if in the judgment of Adviser, the costs associated with voting such Proxy outweigh the benefits to Clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interest of our Clients, in the judgment of Adviser. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-bycase basis, taking into consideration Adviser’s contractual obligations to our Clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Adviser believes appropriate). Adviser may vote proxies related to the same security differently for each Client.

In the event that Adviser acts as investment adviser to a closed-end and/or open-end registered investment company and is responsible for voting their proxies, such proxies will be voted in accordance with any applicable investment restrictions of the fund and, to the extent applicable, any proxy voting procedures or resolutions or other instructions approved by an authorized person of the Fund Client.

Absent any legal or regulatory requirement to the contrary, it is generally the policy of Adviser to maintain the confidentiality of the particular votes that it casts on behalf of its Clients. Any registered investment companies managed by Adviser disclose the votes cast on their behalf in accordance with all legal and regulatory requirements. Any Client of Adviser can obtain details of how Adviser has voted the securities in its account by contacting a service representative at Adviser. Adviser does not, however, generally disclose the results of voting decisions to third parties.

CONFLICTS OF INTEREST IN CONNECTION WITH PROXY VOTING
The Investment Committee has responsibility to monitor proxy voting decisions for any conflicts of interest, regardless of whether they are actual or perceived. In addition, all Supervised Persons are expected to perform their tasks relating to the voting of Proxies in accordance with the principles set forth above, according the first priority to the economic interests of Adviser’s Clients. If at any time any Supervised Person becomes aware of any potential or actual conflict of interest or perceived conflict of interest regarding the voting policies and procedures described herein or any particular vote on behalf of any Client, he or she should contact any member of the Investment Committee or the CCO. If any Supervised Person is pressured or lobbied either from within or outside of Adviser with respect to any particular voting decision, he or she should contact any member of the Investment Committee or the CCO. The full Investment Committee will use its best judgment to address any such conflict of interest and ensure that it is resolved in the best interest of the Clients. The Investment Committee may cause any of the following actions to be taken in that regard:
• vote the relevant Proxy in accordance with the vote indicated by these guidelines;
• vote the relevant Proxy as an exception to these guidelines, provided that the reasons behind the voting decision are in the best interest of the Client, are reasonably documented and are approved by the CCO; or
• direct a third-party Proxy Voter to vote in accordance with its independent assessment of the matter.

COMMITTEE RESPONSIBILITIES
The administration of these Proxy Voting policies and procedures is governed by the Investment Committee.

The Investment Committee has regular meetings, and may meet other times as deemed necessary by the Chair or any member of the Investment Committee. At each regular meeting, minutes will be taken and on an annual basis the Investment Committee will review the existing proxy voting guidelines and recommend any changes to those guidelines. In addition, the Investment Committee will review any exceptions that have occurred since the previous meeting of the Investment Committee. On all matters, the Investment Committee will make its decisions by a vote of a majority of its members. Any matter for which there is no majority agreement among members of the Investment Committee shall be referred to Operating Committee or its designee.

PROXY VOTING PROCEDURES
The Adviser is not required to vote every Fund security, and refraining from voting should not necessarily be construed as a violation of the Adviser’s fiduciary obligations. The Adviser will not ignore or neglect its security voting responsibilities, but there may be times when refraining from voting is in a Fund’s best interest.

Upon receipt of a proxy solicitation by the Adviser, either directly or as provided by the Administrator, will present to the Investment Committee members the terms of the solicitation. The Investment Committee will determine whether or how the proxy should be voted, in accordance with the Adviser’s Proxy Voting Policies and Procedures. The Investment Committee will document the result of the discussion in its meeting minutes and the Adviser will coordinate the voting of the proxy with the Administrator.

The above Proxy Voting Policies and Procedures are designed to ensure that Client Account proxies are properly voted, material conflicts are avoided and fiduciary obligations are fulfilled. Because Supervised Persons are discouraged from engaging in any material business other than providing investment management services to Client Accounts, it is highly unlikely that any specific Client Account proxy will result in a material conflict of interest between Adviser and any Supervised Person.

In the unlikely event that (i) a specific proxy is not addressed by any of the guidelines above, and (ii) Adviser or any of its Supervised Persons has a material conflict with Client Accounts in connection with the voting of proxies, as determined by Adviser, in its sole discretion, Adviser shall (A) prohibit any conflicted Supervised Person from participating in and/or having any influence on Adviser’s evaluation of the proxy vote; (B) vote in accordance with the proxy voting recommendations of a majority of Client Accounts; or (C) follow the proxy voting recommendation of an independent third-proxy voting specialist.

Procedure for Documentation
Adviser shall maintain: (i) its voting policies and procedures; (ii) corporate action and proxy statements received; (iii) records how and when votes were submitted; (iv) records of its Client’s requests for voting information; and (v) any documents prepared by Adviser that were material to making a decision on how to vote. All votes will be documented and maintained by the Adviser.

Rule 30b1-4 under the Investment Company Act requires registered investment companies to file their complete proxy voting records on “Form N-PX” for the 12-month period ended June 30 by August 31 of each year. The Fund CCO will review all reports on Form N-PX and oversee the timely filings of all such reports on Form N-PX.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Thomas E. Miller, CFA
Chief Investment Officer
Mr. Miller serves as the Chief Investment Officer of the Adviser, a position he has held since inception of the Adviser. Previously, Mr. Miller was Head of Manager Research at Nationwide Investment Management Group where he was responsible for the oversight and implementation of the Quantitative Research, Qualitative Review, Risk Analysis, and Monitoring process for the Nationwide Funds, a $60 billion mutual fund family. Mr. Miller’s responsibilities included the selection, monitoring, and de-selection of the investment managers utilized across multiple platforms. Prior to leading the Manager Strategies team, Mr. Miller was an Associate Vice President, Product Management and Research at Nationwide Investment Management Group. In that role, he was responsible for the day to day management of the Product Management team, which oversees over 100 investment products that support Nationwide Financial’s retirement, annuity, life insurance and retail mutual fund businesses. Prior to joining Nationwide, Mr. Miller was a financial analyst at The Vanguard Group Inc. and a product manager at Delaware Investments. Prior to Delaware Investments, Mr. Miller was a Consultant, Product Management and Research at Nationwide Investment Management Group. Mr. Miller holds a Bachelor’s degree in Business from the Pennsylvania State University, and an MBA from West Chester University. He also holds the Chartered Financial Analyst Designation (CFA).

Portfolio Manager Compensation
The portfolio manager receives his compensation from the Adviser in the form of salary, bonus, retirement plan benefits, and restricted stock. The portfolio manager’s bonus is variable and generally is based on (1) an evaluation of the portfolio manager’s ability to remain compliant with investment management guidelines and regulatory issues, and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Adviser generally considers the performance of mutual funds and other accounts managed by the portfolio manager relative to the benchmarks and peer groups.

The size of the overall bonus pool each year is determined by the Adviser and depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the Adviser’s profitability for the year, which is largely determined by assets under management. Part of the bonus is based on a qualitative assessment of an individual’s contribution to the management of the fund in addition to compliance with investment guidelines and regulatory mandates.

As of March 31, 2019, Mr. Miller managed no other accounts in addition to the Fund. As of March 31, 2019, Mr. Miller owned shares of the Fund with a value between $10,001 and $50,000.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 10/1/18- 10/30/18	-	-	-	-
Month #2 11/1/18- 11/30/18	-	-	-	-
Month #3 12/1/18- 12/31/18	-	-	-	-
Month #4 1/1/19- 1/31/19	-	-	-	-
Month #5 2/1/19- 2/28/19	-	-	-	-
Month #6 3/1/19- 3/31/19	-	-	-	-
Total	-	-	-	-

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Chief Operating Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

  (Registrant)  USQ Core Real Estate Fund

  By (Signature and Title)  /s/ S. Timothy Grugeon
S. Timothy Grugeon, Chief Executive Officer

  Date  May 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ S. Timothy Grugeon
S. Timothy Grugeon, Chief Executive Officer

Date  May 29, 2019

By (Signature and Title)  /s/ G. Keith Downing
G. Keith Downing, Chief Operating Officer

Date  May 29, 2019